Exhibit 10.52

AMENDMENT NO. 12 TO THE U.S. RECEIVABLES LOAN AGREEMENT

This AMENDMENT NO. 12 TO THE U.S. RECEIVABLES LOAN AGREEMENT, dated as of December 10, 2025 (this “Amendment”), is made among Huntsman Receivables Finance II LLC (the “Company”), a Delaware limited liability company, Vantico Group S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg (Luxembourg) with its registered office at 51, Boulevard Grande-Duchesse Charlotte, L-1331 Luxembourg (the “Master Servicer”), PNC Bank, National Association (“PNC”) in its capacities as Administrative Agent (the “Administrative Agent”), as Collateral Agent (the “Collateral Agent”), as a Funding Agent (the “PNC Funding Agent”) and as a Committed Lender (the “PNC Committed Lender”), The Toronto-Dominion Bank (“TD”), as a Funding Agent (the “TD Funding Agent”) and as a Committed Lender (the “TD Committed Lender”), Reliant Trust, as a Conduit Lender and GTA Funding LLC, as a Conduit Lender (collectively, the “TD Conduit Lenders”) (each Conduit Lender and Committed Lender collectively, the “Lenders”).

WHEREAS, the Company, the Master Servicer, the PNC Funding Agent, the PNC Committed Lender, the TD Funding Agent, the TD Committed Lender, the TD Conduit Lenders, the Administrative Agent and the Collateral Agent are parties to the U.S. Receivables Loan Agreement, dated as of October 16, 2009 (as amended, restated, supplemented or modified from time to time prior to the date hereof, the “Existing U.S. Receivables Loan Agreement”) pursuant to which the Company may from time to time request Loans from the Lenders to, among other things, acquire Receivables;

WHEREAS, the Company has requested that the Administrative Agent, the Collateral Agent, the Funding Agents and the Lenders agree to amend the Existing U.S. Receivables Loan Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	Capitalized terms. Capitalized terms used but not defined herein shall have the meanings ascribed to them in Schedule 3 to the Existing U.S. Receivables Loan Agreement.

2.

Amendment to the U.S. Receivables Loan Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the defined term “Issuing Bank” appearing in Schedule 3 of the U.S. Receivables Loan Agreement shall be, and it hereby is, amended and restated in its entirety and as so amended and restated shall read as follows:

“Issuing Bank” shall mean any of (i) PNC Bank, National Association, (ii) The Toronto-Dominion Bank and (iii) any other financial institution approved by the Administrative Agent (such consent not to be unreasonably withheld).

3.

Conditions Precedent to Effective Date. This Amendment shall become effective upon the Administrative Agent or its counsel receiving (i) this Amendment duly executed by each of the parties hereto and (ii) the TD Fronting Fee Letter duly executed by each of the parties thereto.

4.	Miscellaneous.

4.1

Each of the parties hereto hereby consents, acknowledges and agrees to the amendments set forth in Section 2 of this Amendment, and the agreements set forth in Section 4 hereof. Huntsman International, LLC, as Servicer Guarantor, hereby expressly affirms its obligations under the Transaction Documents.

4.2

Except as expressly amended by this Amendment, the U.S. Receivables Loan Agreement is ratified and confirmed in all respects and the terms, provisions and conditions thereof are and shall remain in full force and effect. The parties hereto agree that this Amendment shall constitute a Transaction Document.

4.3

THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ANY CONFLICT OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

4.4

This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument. Delivery (by fax or email) of a facsimile signature on the signature page of this Agreement shall be effective as delivery of an original signature thereof.

4.5	The provisions of Sections 37.1, 37.2, 37.21 and 37.22 of the Existing U.S. Receivables Loan Agreement shall apply hereto, mutatis mutandis, as if set forth in full herein.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

HUNTSMAN RECEIVABLES FINANCE II LLC

By:	/s/ Claire Mei Name: Claire Mei Title: Vice President and Treasurer

VANTICO GROUP S.À R.L.

By:	/s/ Claire Mei Name: Claire Mei Title: Manager

By:	/s/ Rui Amado Name: Rui Amado Title: Manager

HUNTSMAN INTERNATIONAL LLC

By:	/s/ Claire Mei Name: Claire Mei Title: Vice President and Treasurer

[Master Amendment No. 12 Signature Page]

PNC BANK, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Collateral Agent

By:	By:/s/ Imad Naja Name: Imad Naja Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as the Administrative Agent

By:	By:/s/ Imad Naja Name: Imad Naja Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Funding Agent, as a Committed Lender, and as an Issuing Bank

By:	By:/s/ Imad Naja Name: Imad Naja Title: Senior Vice President

[Master Amendment No. 12 Signature Page]

RELIANT TRUST,
as a Conduit Lender

By: Computershare Trust Company of Canada, in its capacity as trustee of Reliant Trust, by its U.S. Financial Services Agent, The Toronto-Dominion Bank

By:	/s/ Luna Mills Name: Luna Mills Title: Managing Director, Co-Head of Private Securitization

GTA FUNDING LLC,
as a Conduit Lender

By:	Kevin J. Corrigan Name: Kevin J. Corrigan Title: Vice President

THE TORONTO DOMINION BANK,
as a Funding Agent and as a Committed Lender

By:	/s/ Luna Mills Name: Luna Mills Title: Managing Director, Co-Head of Private Securitization

[Master Amendment No. 12 Signature Page]